SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                     DATE OF REPORT: FEBRUARY 4, 1994
                     (Date of earliest event reported)

                           UNITED AIR LINES, INC.
           (Exact name of Registrant as specified in its charter)

     DELAWARE                  33-21220                     36-2675206
     (State of            (Commission File No.)           (IRS Employer
   incorporation)                                       Identification No.)

          1200 ALGONQUIN ROAD, ELK GROVE TOWNSHIP, ILLINOIS 60007 (Address of principal executive offices, including zip code)

                               (312) 952-4000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

        ITEM 5. On February 3, 1994, UAL Corporation (the "Company"), Registrant's parent company, and Air Line Pilots Association, International UAL-MEC ("ALPA") and the International Association of Machinists and Aerospace Workers ("IAM") entered into an amendment (the "Amendment") to the letter agreement, dated December 22, 1993 (the "Letter Agreement"), by and among the Company, ALPA and the IAM. A copy of the Letter Agreement was attached as Exhibit
                         10.1 to the Registrant's Current Report on
                         Form 8-K, dated December 22, 1993, and a copy of the Amendment was attached as
                         Exhibit 10.1 to the Company's Current
                         Report on Form 8-K, dated February 3, 1994 and is incorporated herein as an exhibit.

        ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

                         10.1   Amendment to Letter Agreement,
                         dated February 3, 1994, among UAL
                         Corporation, Air Line Pilots Association,
                         International UAL-MEC and the
                         International Association of Machinists
                         and Aerospace Workers filed as Exhibit
                         10.1 to UAL Corporation's (File No. 1-
                         6033) Form 8-K, dated February 3, 1994,
                         and incorporated herein by reference.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNITED AIR LINES, INC.
                                                  (Registrant)

Dated:  February 4, 1994                By:/s/ John C. Pope
                                           John C. Pope
                                           President and
                                           Chief Operating Officer




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                               EXHIBIT INDEX

Exhibit
Number         Description

 10.1 Amendment to Letter Agreement, dated February 3, 1994, among UAL Corporation, Air Line Pilots Association, International UAL-MEC and the International Association of Machinists and Aerospace Workers filed as Exhibit 10.1 to UAL Corporation's (File No. 1-6033) Form 8-K, dated February 3, 1994, and incorporated herein by reference.



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